John Hancock
Classic Value Fund
Quarterly portfolio holdings 1/31/2022

Fund’s investments
As of 1-31-22 (unaudited)
	Shares	Value
Common stocks 98.7%		$3,169,480,359
(Cost $2,317,080,548)
Consumer discretionary 17.0%		545,607,614
Auto components 3.9%
Lear Corp.	754,364	126,220,184
Automobiles 0.4%
Ford Motor Company	683,551	13,876,085
Hotels, restaurants and leisure 1.0%
Booking Holdings, Inc. (A)	12,428	30,524,784
Household durables 5.0%
Mohawk Industries, Inc. (A)	327,302	51,671,167
Newell Brands, Inc.	4,621,395	107,262,578
Textiles, apparel and luxury goods 6.7%
Gildan Activewear, Inc.	1,996,940	79,538,120
PVH Corp.	835,956	79,424,180
Skechers USA, Inc., Class A (A)	1,359,298	57,090,516
Energy 14.4%		463,310,172
Energy equipment and services 9.8%
Baker Hughes Company	3,777,317	103,649,578
Halliburton Company	4,463,039	137,193,819
NOV, Inc.	4,623,708	75,921,285
Oil, gas and consumable fuels 4.6%
Cenovus Energy, Inc.	1,692,370	24,623,984
Exxon Mobil Corp.	974,545	74,026,438
Shell PLC, ADR, Class A	938,383	47,895,068
Financials 31.7%		1,017,146,003
Banks 12.1%
Bank of America Corp.	1,108,315	51,137,654
Citigroup, Inc.	2,049,670	133,474,510
JPMorgan Chase & Co.	376,462	55,942,253
Wells Fargo & Company	2,718,226	146,240,559
Capital markets 3.0%
The Goldman Sachs Group, Inc.	139,307	49,409,407
UBS Group AG	2,531,472	47,262,582
Consumer finance 2.1%
Capital One Financial Corp.	467,446	68,588,352
Diversified financial services 4.8%
Equitable Holdings, Inc.	2,704,745	90,987,622
Voya Financial, Inc.	936,509	63,645,152
Insurance 9.7%
American International Group, Inc.	2,487,534	143,655,089
Axis Capital Holdings, Ltd.	1,265,612	72,114,572
MetLife, Inc.	1,411,993	94,688,251
Health care 6.4%		207,113,309
Health care providers and services 5.1%
Cardinal Health, Inc.	514,702	26,543,182
Fresenius Medical Care AG & Company KGaA, ADR	1,949,282	65,944,210
McKesson Corp.	283,667	72,822,992
Pharmaceuticals 1.3%
Bristol-Myers Squibb Company	105,937	6,871,773
2	JOHN HANCOCK CLASSIC VALUE FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
Pfizer, Inc.	662,956	$34,931,152
Industrials 9.4%		300,343,653
Aerospace and defense 1.4%
Textron, Inc.	632,712	43,062,379
Industrial conglomerates 4.8%
General Electric Company	1,628,329	153,844,524
Machinery 3.2%
Wabtec Corp.	1,163,518	103,436,750
Information technology 10.2%		327,112,947
IT services 5.9%
Amdocs, Ltd.	970,018	73,614,666
Cognizant Technology Solutions Corp., Class A	1,362,314	116,368,862
Software 2.0%
SS&C Technologies Holdings, Inc.	803,303	64,159,810
Technology hardware, storage and peripherals 2.3%
Hewlett Packard Enterprise Company	4,468,439	72,969,609
Materials 2.4%		76,119,255
Chemicals 2.4%
Dow, Inc.	1,274,389	76,119,255
Utilities 7.2%		232,727,406
Electric utilities 7.2%
Edison International	1,681,437	105,577,429
NRG Energy, Inc.	3,184,322	127,149,977

	Yield (%)	Shares	Value
Short-term investments 1.2%			$40,333,075
(Cost $40,333,075)
Short-term funds 1.2%			40,333,075
State Street Institutional Treasury Money Market Fund, Premier Class	0.0051(B)	40,333,075	40,333,075

Total investments (Cost $2,357,413,623) 99.9%	$3,209,813,434
Other assets and liabilities, net 0.1%	2,168,600
Total net assets 100.0%	$3,211,982,034

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 1-31-22.
The fund had the following country composition as a percentage of net assets on 1-31-22:
United States	89.5%
Canada	3.2%
Bermuda	2.2%
Germany	2.1%
Netherlands	1.5%
Switzerland	1.5%
TOTAL	100.0%
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK CLASSIC VALUE FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of January 31, 2022, all investments are categorized as Level 1 under the hierarchy described above.
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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